                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    Each person whose signature appears below hereby authorizes Jean-Pierre Halbron, as attorney-in-fact and agent, with full powers of substitution, to sign on his or her behalf, individually and in any and all capacities, including the capacities stated below, and to file the Registration Statement on Form F-4 (or such other Form as may be appropriate) in connection with the registration of American Depositary Shares, American Depositary Receipts and/or the related Ordinary Shares of the Company and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any other act on behalf of the undersigned required to be done in the premises.

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                 TITLE                            DATE
---------------------------------------------  -------------------------------  -------------------------------

             /s/ RAND V. ARASKOG                          Director                       July 3, 1998
    ------------------------------------
               Rand V. Araskog

             /s/ PHILIPPE BISARA                          Director                       July 3, 1998
    ------------------------------------
               Philippe Bisara

              /s/ NOEL GOUTARD                            Director                       July 3, 1998
    ------------------------------------
                Noel Goutard

        /s/ FRANCOIS DE LAAGE DE MEUX                     Director                       July 3, 1998
    ------------------------------------
          Francois de Laage de Meux

           /s/ THIERRY DE LOPPINOT                        Director                       July 3, 1998
    ------------------------------------
             Thierry De Loppinot

             /s/ BRUNO VAILLANT                           Director                       July 3, 1998
    ------------------------------------
               Bruno Vaillant

               /s/ MARC VIENOT                            Director                       July 3, 1998
    ------------------------------------
                 Marc Vienot

              /s/ HELMUT WERNER                           Director                       July 3, 1998
    ------------------------------------
                Helmut Werner